Exhibit 10.1



                               REORGANIZATION AND
                            STOCK PURCHASE AGREEMENT

                                 by and between

                               Fransaction, Inc.,
                              a Florida corporation

                                       and

                        Ultimate Franchise Systems, Inc.,
                              a Nevada corporation

                                 on the one hand

                                       and

                           The Halls of Hip Hop, Inc.,
                             a Delaware corporation,

                                       and

                                its shareholders

                                on the other hand




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                   REORGANIZATION AND STOCK PURCHASE AGREEMENT

         This Reorganization and Stock Purchase Agreement (the "Agreement") is dated as of April 14, 2005 by and between Fransaction, Inc., a Florida corporation ("Fransaction"), and Ultimate Franchise Systems, Inc., a Nevada corporation ("UFSY"), on the one hand, and The Halls of Hip Hop, Inc., a Delaware corporation ("Hip Hop" or the "Target Company") and its shareholders (the "Shareholders"), on the other hand. Each of Fransaction, UFSY, Hip Hop, and the Shareholders shall be referred to as a "Party" and collectively as the "Parties."

                               W I T N E S S E T H

         WHEREAS, the Shareholders own 100% of the issued and outstanding common stock of Hip Hop as set forth in Exhibit A attached hereto (the "Target Shares");

         WHEREAS, the Shareholders desire to sell, and Fransaction desires to purchase, all of the Target Shares in accordance with the terms set forth herein;

         WHEREAS, the Parties desire and intend that the transactions contemplated by this Agreement will be a tax free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations and warranties herein contained, it is agreed between the Parties hereto as follows:


                                    ARTICLE 1
                     SALE AND PURCHASE OF THE TARGET SHARES

         1.1 Sale of the Target Shares. At the Closing, subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, the Shareholders shall sell to Fransaction, and Fransaction shall purchase from the Shareholders, all of the Target Shares.

         1.2 Purchase Price. As consideration for the purchase of the Target Shares, Fransaction shall pay the following (the "Purchase Price"):

                  1.2.1 Fransaction shall issue to the Shareholders, as set forth in Exhibit A attached hereto and made a part hereof, a total of One Million Five Hundred Thousand (1,500,000) shares of Fransaction common stock (the "Fransaction Common Shares"); and

                  1.2.2 Fransaction shall issue to the Shareholders, as set forth in Exhibit A attached hereto and made a part hereof, a total of Three Hundred Thousand (300,000) shares of Fransaction Series B Convertible Preferred Stock (the "Fransaction Series B Shares"), the

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         rights, privileges, and preferences of which are set forth in that
         Certificate of Designation attached hereto as Exhibit B (the "Series B Certificate of Designation").

         1.3 Additional Transactions. As consideration for the purchase and sale of the Target Shares, the following transactions shall take place:

                  1.3.1 UFSY shall transfer Seven Million Five Hundred Thousand (7,500,000) shares of common stock of Fransaction (the "Control Shares") to the Shareholders as set forth in Exhibit A;

                  1.3.2 Fransaction will issue to UFSY, in exchange for the transfer of the Control Shares, One Hundred Fifty Thousand (150,000) shares of Fransaction Series A Convertible Preferred Stock (the "Fransaction Series A Shares"), the rights, privileges, and preferences of which are set forth in that certain Certificate of Designation attached hereto as Exhibit C (the "Series A Certificate of Designation");

                  1.3.3 Six Hundred Thirty Five Thousand (635,000) shares of Fransaction common stock, currently issued to "1 Potato 2", "Wrapster" and "Fransaction" will be cancelled without consideration;

                  1.3.4 Public Corporate Consultants, Inc., a Florida corporation ("PCC") and Roy Meadows, an individual ("Meadows"), the holders of warrants to purchase a total of Three Million (3,000,000) shares of Fransaction common stock (the "Consultant Warrants"), will assign one-half (1/2) of the Consultant Warrants to the Shareholders as set forth in Exhibit A;

                  1.3.5 One Million Two Hundred Eighty Nine Thousand Three Hundred Sixty Three and Seventy-Five-One-Hundredths (1,289,363.75) shares of Fransaction common stock currently held in escrow by The Lebrecht Group, APLC (the "Escrow Shares") will be transferred to the parties as set forth in Schedule 1.3.5;

                  1.3.6 PCC will terminate its options to acquire One Million (1,000,000) of the Escrow Shares, effective as of the Closing Date;

                  1.3.7 As of the Closing Date, UFSY shall have acquired all of the assets and assumed all of the liabilities of Fransaction in accordance with Section 1.4 hereof.

         1.4 Purchase and Sale of Assets; Assumption of Liabilities. As additional consideration for the transactions contemplated by this Agreement, the following transactions shall take place:

                  1.4.1 As of the Closing Date, Fransaction shall sell, convey, assign, transfer and deliver to UFSY, and UFSY shall purchase and acquire from Fransaction, all of Fransaction's right, title, and interest in and to all of Fransaction's property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located (the "Fransaction Assets").

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                  1.4.2 As of the Closing Date, UFSY shall assume and agree to discharge all of the obligations of Fransaction (the "Assumed Liabilities"). For purposes of this Agreement, the term "Liabilities" means any existing liability, obligation, debt, account payable, lease obligation, contract, agreement, duty or commitment of Fransaction of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of Fransaction.

                  1.4.3 FCTN shall not assume and shall not be obligated to pay any liability or obligation previously owed by FCTN or any lien or encumbrance on the assets previously owned by FCTN. UFSY agrees to indemnify, defend and hold FCTN harmless from and against any loss or liability (including reasonable attorney's fees) arising out of; or resulting from, operation of FCTN's business prior to the date of closing, including but not limited to all obligations and liabilities to be assumed by UFSY; and from and against any and all loss, liability or deficiency (including reasonable attorney's fees) arising out of or resulting from any misrepresentation, breach of warranty or covenant of UFSY under this Agreement, or under any certificate, agreement, appendix, schedule or instrument furnished H3 or its Shareholders pursuant to this Agreement or in connection with any of the transactions contemplated hereby. The above notwithstanding, UFSY shall have no responsibility for breach of a representation or warranty, or for failure to perform any covenant under this Agreement unless H3 or its Shareholders give UFSY written notice of any such claim prior to the expiration of six months following the date such claim arises, or six months following the date of discovery or the date such claim should have been discovered with reasonable diligence.

                  1.4.4 H3 or its Shareholders shall notify UFSY in writing after the occurrence of any event or the discovery of any fact which, in its opinion, entitles or may entitle it to indemnification under this paragraph, provided that the failure to give such notice shall not affect the liability of UFSY under this paragraph except to the extent that it can prove that a failure to give such notice adversely affects to a material degree its ability to defend itself against a claim or to cure a default giving rise to a claim. With respect to a threatened or asserted claim by third parties, UFSY, subject to the provisions of this paragraph, shall, at its expense, promptly defend such claim in a manner which would be required by the exercise of reasonable prudence by counsel of its own choosing acting in the exercise of its reasonable discretion. H3 or its Shareholders shall cooperate with UFSY in such defense, but H3 or its Shareholders shall not be required to incur any expense.

                  1.4.5 If UFSY, within a reasonable time after notice of claim, fails to defend H3 or its Shareholders in a manner which would be required by the exercise of reasonable prudence, in the judgment of H3 or its Shareholders, acting in the exercise of its reasonable discretion, H3 or its Shareholders shall be entitled to undertake the defense, compromise or settlement at the expense of and for the account and risk of UFSY.

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                  1.4.6 H3 and its Shareholders agree to indemnify, defend and hold UFSY harmless from and against any loss or liability arising out of, or resulting from, the operation of FCTN or H3 from and after the closing date; and from and against any and all loss, liability or deficiency (including reasonable attorney's fees) arising out of, or resulting from, any misrepresentation, breach of warranty or covenant of H3 or its Shareholders under this Agreement or under any certificate, agreement, appendix, schedule or instrument furnished to UFSY pursuant to this Agreement or in connection with any of the transactions contemplated hereby, provided that the following limitations shall be applicable:

                           (A) UFSY will notify H3 and its Shareholders in
                  writing after the occurrence of any event, or the discovery of any fact which, in its opinion, entitles it or may entitle it to indemnification under this paragraph, provided that the failure to give such notice shall not affect the liability of H3 or its Shareholders under this paragraph except to the extent it can prove that the failure to give such notice adversely affected to a material degree its ability to defend against a claim or to cure a default giving rise to a claim. With respect to asserted or threatened claims by third parties, H3 or its Shareholders, at its expense, shall promptly defend such claim in a manner which would be required by the exercise of reasonable prudence by counsel of its own choosing acting in the exercise of its reasonable discretion. Without the written consent of UFSY (which shall not be unreasonably withheld), neither H3 nor its Shareholders will settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to UFSY of a release of all liability in respect to such claim.

                           (B) If H3 or its Shareholders, within a reasonable
                  time after notice of claim, fails to defend UFSY in a manner required by reasonable prudence, UFSY shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of and for the account and risk of H3 or its Shareholders.

                  1.4.7 If UFSY, within a reasonable time after notice of claim, fails to defend H3 or its Shareholders UFSY agrees to indemnify, defend and hold H3 and its shareholders harmless from and Neither H3 nor its Shareholders shall have liability for breach of a representation or a warranty or failure to perform any covenant under this Agreement unless UFSY gives H3 and its Shareholders written notice of a claim prior to the expiration of six months from the date of this Agreement, or unless the claim relates to a tax liability, or unless the claim was not known or discoverable by UFSY with reasonable diligence within such six month period, in which event notice must be given within six months following the date of discovery, or the date such claim should have been discovered with reasonable diligence.

                  1.4.8 If, after the closing, any claim is asserted against FCTN, H3 or its Shareholders as a result of an unsatisfied obligation assumed by UFSY pursuant to this Agreement, then H3 will notify UFSY of such claim and, within ten days following such notification, UFSY shall commence proceedings to contest the claim or to defend H3 against the

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         claim. If UFSY fails to contest or defend the claim, or if contested, a final and non-appealable order in favor of the claimant is entered, then H3 may pay the claim and set off the amount paid against all sums due on the notes delivered to UFSY at the closing.

                  1.4.9 Any dispute regarding indemnification shall be resolved by arbitration conducted pursuant to the Rules of the American Arbitration Association. The arbitrator shall be selected by agreement of the parties, but if they cannot agreed within twenty days of any objection to a claim for indemnification, or if not objection is made thereto prior to twenty following the demand, the selection shall be made pursuant to the Rules of the American Arbitration Association. Any award rendered by an arbitrator shall be conclusive and binding on the parties hereto. The parties shall each pay their own expenses of arbitration and the expense of the arbitrator shall be shared one-half by H3 and one-half by UFSY, provided that the arbitrator shall be entitled to award the prevailing party reasonable expenses (including reasonable legal fees and costs) from the other party.


                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES
                   OF THE TARGET COMPANY AND THE SHAREHOLDERS

         2.1 Representations and Warranties of the Target Company and the Shareholders. To induce Fransaction and UFSY to enter into this Agreement and to consummate the transactions contemplated hereby, the Target Company and the Shareholders, and each of them, represent and warrant as of the date hereof and as of the Closing, as follows:

                  2.1.1 Authority of the Target Company and the Shareholders; Transfer of Target Shares. The Target Company and the Shareholders have the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement, and all of the Exhibits attached hereto, constitutes the legal, valid and binding obligation of the Target Company and the Shareholders. The Shareholders shall transfer title in and to the Target Shares to Fransaction free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands, and claims of any kind or nature whatsoever, whether direct or indirect or contingent.

                  2.1.2 Corporate Existence of Target Company. The Target Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Target Company has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. The Target Company is in good standing in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

                  2.1.3 Capitalization of Target Company. The authorized equity securities of the Target Company consists of 50,000,000 shares of common stock, par value $0.001, of which 50,000,000 shares are issued

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         and outstanding. No other shares of capital stock of the Target Company are issued and outstanding. All of the issued and outstanding shares of the Target Company have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by the Target Company which provide for the purchase, issuance or transfer of any shares of the capital stock of the Target Company nor are there any outstanding securities granted or issued by the Target Company that are convertible into any shares of the equity securities of the Target Company, and none is authorized.
         The Target Company is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in the Target Company are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of the Target Company's equity securities.

                  2.1.4 Subsidiaries. "Subsidiary" or "Subsidiaries" means all corporations, trusts, partnerships, associations, joint ventures or other Persons, as defined below, of which a corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%) of the voting securities or other equity or of which such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts or otherwise. "Person" means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity. The Target Company does not have any Subsidiaries.

                  2.1.5 Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which the Target Company, its Subsidiaries, or the Shareholders are a party or by which any of them or any of their properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of the Target Company, its Subsidiaries, or the Shareholders; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on the Target Company, its Subsidiaries, or the Shareholders or any of their respective actions.

                  2.1.6 Taxes.

                           2.1.6.1 All taxes, assessments, fees, penalties,
                  interest and other governmental charges with respect to the

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                  Target Company and its Subsidiaries which have become due and payable on the date hereof have been paid in full or adequately reserved against by the Target Company, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

                           2.1.6.2 There are no agreements, waivers or other
                  arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Target Company or its Subsidiaries, nor are there any actions, suits, proceedings, investigations or claims now pending against the Target Company or its Subsidiaries, nor are there any actions, suits, proceedings, investigations or claims now pending against the Target Company or its Subsidiaries in respect of any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against the Target Company or its Subsidiaries; and

                           2.1.6.3 The consummation of the transactions
                  contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against the Target Company or its Subsidiaries.

                  2.1.7 Disputes and Litigation. There is no suit, action, litigation, proceeding, investigation, claim, complaint, or accusation pending, threatened against or affecting the Target Company, its Subsidiaries, or any of their properties, assets or business or to which they are a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect the Target Company, its Subsidiaries, or any of their properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting the Target Company, its Subsidiaries, or any of their properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of the Target Company or its Subsidiaries, or any such person's heirs, executors or administrators as against the Target Company or its Subsidiaries.

                  2.1.8 Compliance with laws. The Target Company and its Subsidiaries have at all times been, and presently are, in full compliance with, and have not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules

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         and regulations. The Target Company and its Subsidiaries have filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of the Target Company and its Subsidiaries for the conduct of their business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by the Target
         Company and its Subsidiaries.

                  2.1.9 Guaranties. The Target Company and its Subsidiaries have not guaranteed any dividend, obligation or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation or indebtedness of the Target Company or its Subsidiaries.

                  2.1.10 Books and Records. The Target Company and its Subsidiaries keep their books, records and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of their assets, liabilities and equities. The minute books of the Target Company and its Subsidiaries contain records of their shareholders' and directors' meetings and of action taken by such shareholders and directors. The meetings of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same. Attached hereto as Exhibit D is (a) an income statement and a balance sheet as of and for the year ended December 31, 2004, (b) an income statement for the quarter ended December 31, 2004, and (c) an income statement and a balance sheet as of the Closing Date and for the period from January 1, 2005 through the Closing Date. Attached hereto as Exhibit E is a list of all contracts to which the Target Company and its Subsidiaries are a party or obligated as of the Closing Date, and the Target Company hereby represents and warrants that there are no other material contracts or agreements in existence as of the Closing Date.

                  2.1.11 Securities to be Restricted Securities. The Shareholders acknowledge that all of the Fransaction Common Shares, Fransaction Series B Shares, and the Control Shares will be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), and will include the restrictive legend set forth in Section 4.2.1(a) hereof, and, except as otherwise set forth in this Agreement, that the shares cannot be sold for a period of at least one year from the date of issuance unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless the Shareholders obtain written consent from Fransaction and otherwise comply with an exemption from such registration and qualification (including, without limitation, compliance with Rule
         144).

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                  2.1.12 Acknowledgement of Post-Closing Capital Structure. The
         Target Company and each of the Shareholders acknowledge that the capital structure of Fransaction as of the Closing shall be as set forth in Exhibit F.


                                    ARTICLE 3
             REPRESENTATIONS AND WARRANTIES OF FRANSACTION AND UFSY

         3.1 Representations and Warranties of Fransaction and UFSY. To induce the Target Company and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, Fransaction and UFSY represent and warrant, as of the Closing, as follows:

                  3.1.1 Authority of Fransaction and UFSY. Fransaction and UFSY have the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement, and all of the Exhibits attached hereto constitutes the legal, valid and binding obligations of Fransaction and UFSY.

                  3.1.2 Corporate Existence and Authority of Fransaction. Fransaction is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

                  3.1.3 Capitalization of Fransaction. The authorized equity securities of Fransaction consists of 50,000,000 shares of common stock, no par value, of which 13,717,328 shares are outstanding as of the date hereof and of which approximately 68,586,640 will be issued and outstanding as of the Closing (after giving effect to the 5-for-1 forward stock split contemplated by Section 5.1.1(g)). As of the Closing, there will be 250,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001, authorized. As of the Closing there will be outstanding options and warrants to acquire a total of 15,000,000 shares (after giving effect to the 5-for-1 forward stock split contemplated by Section 5.1.1(g)) of Fransaction common stock. No other shares of capital stock of Fransaction are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. All presently exercisable voting rights in Fransaction are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before its shareholders.

                  3.1.4 Subsidiaries. Fransaction has no Subsidiaries.

                  3.1.5 Execution of Agreement. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any Party any right

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

         to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which Fransaction or its Subsidiaries are a party or by which they or any of their properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of Fransaction or its Subsidiaries; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on Fransaction or its Subsidiaries or any of their actions.

                  3.1.6 Securities to be Restricted Securities. UFSY acknowledges that all of the Fransaction Series A Shares will be "restricted securities" as such term is defined in Rule 144 and will include the restrictive legend set forth in Section 4.2.1(a) hereof, and, except as otherwise set forth in this Agreement, that the shares cannot be sold for a period of at least one year from the date of issuance unless registered with the SEC and qualified by appropriate state securities regulators, or unless UFSY obtains written consent from Fransaction and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).


                                    ARTICLE 4
                        CLOSING AND DELIVERY OF DOCUMENTS

         4.1 Closing. The Closing (the "Closing") shall take place at the offices of The Lebrecht Group, APLC, 22342 Avenida Empresa, Suite 220, Rancho Santa Margarita, CA 92688, no later than the close of business (Pacific Standard
Time) on May 16, 2005, 2005, or at such other place, date and time as the Parties may agree in writing (the "Closing Date").

         4.2 Deliveries by Fransaction. At the Closing, or as otherwise set forth below, Fransaction shall deliver the following:

                  4.2.1 Fransaction shall deliver to the Shareholders:

                           (a) the Fransaction Common Shares to which
                  Shareholders are entitled, fully paid and non-assessable and subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate(s), which legend shall provide substantially as follows:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A

                           PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT
                           (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES).

                           (b) the Fransaction Series B Shares to which
                  Shareholders are entitled, fully paid and non-assessable and subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificates as described in 4.2.1(a) above.

                  4.2.2 Fransaction shall deliver to the Target Company:

                           (a) written confirmation of the approval of the
                  herein described transactions by Fransaction's Board of Directors and shareholders;

                           (b) an officers certificate, executed by the
                  President and Secretary of Fransaction, in the form attached hereto as Exhibit G;

                           (c) written confirmation of the filing of the
                  Amendment contemplated by Section 5.1.1(g);

                           (d) written confirmation of the cancellation of
                  635,000 shares of Fransaction common stock as contemplated by
                  Section 1.3.3;

                           (e) written confirmation of the assignment of the
                  Consultant Warrants as contemplated by Section 1.3.4;

                           (f) written confirmation of the transfer of the
                  Escrow Shares as contemplated by Section 1.3.5;

                           (g) written confirmation of the termination of
                  options to acquire 1,000,000 of the Escrow Shares as contemplated by Section 1.3.6; and

                           (h) a written assumption of liabilities in the form
                  attached hereto as Exhibit H, as contemplated by Section
                  1.4.2.

                  4.2.3 Fransaction shall deliver to UFSY:

                           (a) the Fransaction Series A Shares to which UFSY is
                  entitled, fully paid and non-assessable and subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificates as described in 4.2.1(a) above; and

                           (b) a Bill of Sale in the form attached hereto as
                  Exhibit I for the transfer of the Assets, as contemplated by
                  Section 1.4.2.

         4.3 Delivery by the Target Company: At the Closing, the Target Company shall deliver the following:

                  4.3.1 The Target Company shall deliver to Fransaction:

                           (a) written confirmation of the approval of the
                  herein described transactions by the Target Company's Board of Directors and shareholders;

                           (b) an officers certificate, executed by the
                  President and Secretary of the Target Company, in the form attached hereto as Exhibit J;

                           (c) the financial statements and list of contracts of
                  the Target Company as set forth in Section 2.1.10 and in Exhibits D and E, respectively.

         4.4 Delivery by The Shareholders: At the Closing, the Shareholders shall deliver the following:

                  4.4.1 The Shareholders shall deliver to Fransaction:

                           (a) the Target Shares subject to no liens, security
                  interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificates as described in 4.2.1(a) above, executed or accompanied by a stock power for valid transfer of the Target Shares to Fransaction.

         4.5 Delivery by UFSY: At the Closing, UFSY shall deliver the following:

                  4.5.1 UFSY shall deliver to the Shareholders:

                           (a) the Control Shares subject to no liens, security
                  interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, executed or accompanied by a stock power for valid transfer of the Control Shares to the Shareholders.

                           (b) a written assumption of liabilities in the form
                  attached hereto as Exhibit H, as contemplated by Section
                  1.4.2.

                                    ARTICLE 5
                  CONDITIONS, TERMINATION, AMENDMENT AND WAIVER

         5.1 Conditions Precedent. This Agreement, and the transactions contemplated hereby, shall be subject to the following conditions precedent:

                  5.1.1 The obligations of Fransaction and UFSY to pay the Purchase Price and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by Fransaction), at or prior to the Closing, of the following conditions, which the Target Company agrees to use its best efforts to cause to be fulfilled:

                           (a) Representations, Performance. If the Closing Date
                  is not the date hereof, the representations and warranties contained in Section 2.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; the Target Company and the Shareholders shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                           (b) Consents. Any required consent to the
                  transactions contemplated by this Agreement shall have been obtained or waived.

                           (c) Litigation. No suit, action, arbitration or other
                  proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damages or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of the Target Company.

                           (d) Proceedings and Documentation. All corporate and
                  other proceedings of the Target Company in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in form and substance to Fransaction and Fransaction's counsel, and Fransaction and Fransaction's counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which Fransaction is entitled and as may be reasonably requested.

                           (e) Property Loss. No portion of the Target Company's
                  assets shall have been destroyed or damaged or taken by condemnation under circumstances where the loss thereof will not be substantially reimbursed to Fransaction through the proceeds of applicable insurance or condemnation award.

                           (f) Consents and Approvals. All material licenses,
                  permits, consents, approvals, authorizations, qualifications and orders of governmental or regulatory bodies which are (1) necessary to enable Fransaction to fully operate the business of the Target Company and its Subsidiaries as contemplated from and after the Closing shall have been obtained and be in full force and effect, or (2) necessary for the consummation of the transactions contemplated hereby, shall have been obtained. Any notices to or consents of any party to any agreement or commitment constituting part of the transactions contemplated hereby, or otherwise required to consummate any such transactions, shall have been delivered or obtained.

                           (g) Effectiveness of Amendment. An amendment to the
                  Articles of Incorporation of Fransaction shall have been filed and effective as of the Closing Date with the State of Florida which (i) changes the name of Fransaction to H3 Enterprises, Inc., (ii) effectuates a 5-for-1 forward split of Fransaction's outstanding common stock, (iii) increases the authorized common stock of Fransaction from 50 million shares, no par value, to 250 million shares, par value $0.001, and
                  (iv) creates a class of blank check preferred stock consisting of 10 million shares, par value $0.001, a copy of which is attached hereto as Exhibit K (the "Amendment").

                           (h) Dissenter's Rights. The transactions contemplated
                  by this Agreement may be cancelled by Fransaction at any time if Fransaction shareholders representing more than 1% of the outstanding shares of Fransaction common stock have properly exercised their right to dissent. If shareholders representing less than 1% dissent, UFSY will assume the liability associated therewith as part of the assumption of liabilities in this Agreement.

                           (i) Issuance of Common Stock to Third Parties.
                  Fransaction shall issue, simultaneous with the Closing, a total of 2,517,768 shares of its common stock to the parties and in the amounts as set forth on Schedule 5.1.1(i) hereof.

         5.1.2 The obligations of the Target Company and the Shareholders to deliver the Target Shares and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by the Target Company and the Shareholders), at or prior to the Closing, of the following conditions, which Fransaction and UFSY agree to use their best efforts to cause to be fulfilled:

                           (a) Representations, Performance. If the Closing Date
                  is not the date hereof, the representations and warranties contained in Section 3.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; Fransaction and UFSY shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

                           (b) Proceedings and Documentation. All corporate and
                  other proceedings of Fransaction and UFSY in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in form and substance to the Target Company and the Target Company's counsel, and the Target Company and the Target Company's counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which the Target Company is entitled and as may be reasonably requested.

                           (c) Effectiveness of Amendment. The Amendment shall
                  have been filed and effective with the State of Florida.

                           (d) Resignation of Fransaction Officers and
                  Directors; Appointment of New Officers and Directors. The existing officers and directors of Fransaction shall have resigned, effective as of the Closing, and new officers and directors of Fransaction shall have been appointed as set forth in Exhibit L.

         5.2 Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned prior to the Closing Date only by the mutual consent of all of the Parties. Following the Closing Date, in the event the Closing does occur within ten (10) days of the Closing Date, this Agreement may be terminated by either Party upon delivery of written notice to the other Party.

         5.3 Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party's right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.


                                    ARTICLE 6
                           COVENANTS, INDEMNIFICATION

         6.1 To induce Fransaction and UFSY to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, the Target Company and the Shareholders covenant and agree as follows:

                  6.1.1 Notices and Approvals. The Target Company and the Shareholders agree: (a) to give all notices to third parties which may be necessary or deemed desirable by Fransaction or UFSY in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by Fransaction or UFSY in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by Fransaction or UFSY in connection with this Agreement and the consummation of the transactions contemplated hereby.

                  6.1.2 Information for Fransaction's or UFSY's Statements and Applications. The Target Company and the Shareholders and their employees, accountants and attorneys shall cooperate fully with Fransaction and UFSY in the preparation of any statements or applications made by Fransaction or UFSY to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish Fransaction and UFSY with all information concerning the Target Company and the Shareholders necessary or deemed desirable by Fransaction or UFSY for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

                  6.1.3 Access to Information. Fransaction and UFSY, together with their appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of the Target Company and the Shareholders and have full access to all of the books and records of the other during reasonable business hours. Notwithstanding the foregoing, such Parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

         6.2 To induce the Target Company and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, Fransaction and UFSY covenant and agree as follows:

                  6.2.1 Access to Information. The Target Company and the Shareholders, together with their appropriate attorneys, agents and representatives, shall be permitted to make the full and complete investigation of Fransaction and UFSY and have full access to all of the books and records of the other during reasonable business hours. Notwithstanding the foregoing, such Parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

         6.3 Indemnification.

                  6.3.1 Indemnity of the Target Company and the Shareholders. Fransaction and UFSY agree to indemnify, defend and hold the Target Company and the Shareholders harmless from and against any and all Losses (as hereinafter defined) arising out of or resulting from the breach by Fransaction or UFSY of any representation, warranty, covenant or agreement of Fransaction or UFSY contained in this Agreement or the schedules and exhibits hereto. For purposes of Section 6.3, the term

         "Losses" shall mean all damages, costs and expenses (including reasonable attorneys' fees) of every kind, nature or description, it being the intent of the Parties that the amount of any such Loss shall be the amount necessary to restore the indemnified party to the position it would have been in (economically or otherwise), including any costs or expenses incident to such restoration, had the breach, event, occurrence or condition occasioning such Loss never occurred. Notwithstanding the foregoing provisions of this section, no claim for indemnification shall be made by the Target Company or the Shareholders under this section unless and until the aggregate amount of all Losses of the Target Company and the Shareholders in respect thereof shall exceed $5,000.

                  6.3.2 Indemnity of Fransaction and UFSY. The Target Company and the Shareholders, and each of them, hereby agrees to indemnify, defend and hold Fransaction and UFSY harmless from and against any and all Losses arising out of or resulting from the breach by the Target Company or the Shareholders of any representation, warranty, agreement or covenant contained in this Agreement or the exhibits and schedules hereto, including, without limitation, the failure to disclose any liabilities or material contracts or agreements pursuant to Section
         2.1.10. Notwithstanding the foregoing provisions of this section, no claim for indemnification shall be made by Fransaction or UFSY under this section unless and until the aggregate amount of all Losses of Fransaction and UFSY in respect thereof shall exceed $5,000.

                  6.3.3 Indemnification Procedure.

                           (a) An indemnified party shall notify the
                  indemnifying party of any claim of such indemnified party for indemnification under this Agreement within thirty days of the date on which such indemnified party or an executive officer or representative of such indemnified party first becomes aware of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the indemnifying party shall be given reasonable access to any documents or properties within the control of the indemnified party as may be useful in the investigation of the basis for such claim. The failure to so notify the indemnifying party within such thirty-day period shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any additional loss that occurred as a result of the failure of such person to give such notice.

                           In the event any indemnified party is entitled to
                  indemnification hereunder based upon a claim asserted by a third party (including a claim arising from an assertion or potential assertion of a claim for Taxes), the indemnifying party shall be given prompt notice thereof, in reasonable detail. The failure to so notify the indemnifying party shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any Loss that occurred as a result of the failure of such person to give such notice. The indemnifying party shall have the right (without prejudice to the right of any indemnified party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so not later than twenty days following notice thereof by the indemnifying party or such shorter time period as required so that the interests of the indemnified party would not be materially prejudiced as a result of its failure to have received such notice; provided, however, that if the defendants in any action shall include both an indemnifying party and an indemnified party and the indemnified party shall have reasonably concluded that counsel selected by the indemnifying party has a conflict of interest because of the availability of different or additional defenses to the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the indemnifying party. If the indemnifying party does not so choose to defend or prosecute any such claim asserted by a third party for which any indemnified party would be entitled to indemnification hereunder, then the indemnified party shall be entitled to recover from the indemnifying party, on a monthly basis, all of its attorneys' reasonable fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim. Notwithstanding the assumption of the defense of any claim by an indemnifying party pursuant to this paragraph, the indemnified party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld).

                           (b) The indemnifying party and the indemnified party
                  shall cooperate in furnishing evidence and testimony and in any other manner which the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to an undue risk of loss. The indemnified party shall be entitled to reimbursement for out-of-pocket expenses reasonably incurred by it in connection with such cooperation. Except for fees and expenses for which indemnification is provided pursuant to Section 6.3 or Section 6.4, as the case may be, and as provided in the preceding sentence, each party shall bear its own fees and expenses incurred pursuant to this paragraph (b).


                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 Expenses. Except as otherwise specifically provided for herein, whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such Party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such fees and expenses of the Parties hereto shall be paid prior to Closing.

         7.2 Notices. Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be delivered by facsimile or overnight courier to the following addresses:

         To Fransaction or UFSY:

                           Fransaction, Inc.
                           Ultimate Franchise Systems, Inc.
                           300 International Parkway, Suite 100
                           Heathrow, FL  32746
                           Attn:  Chris Swartz
                           Facsimile (407) 333-8852

                  with a copy to:

                           The Lebrecht Group, APLC
                           22342 Avenida Empresa, Suite 220
                           Rancho Santa Margarita, CA  92688
                           Attn:  Brian A. Lebrecht, Esq.
                           Facsimile (949) 635-1244

         To the Target Company or the Shareholders:

                           The Halls of Hip Hop, Inc.
                           4065 Duryea Avenue
                           Brooklyn, NY  10466
                           Attn:    Brian Peters
                           Facsimile: (914) 530-0023

                  with a copy to:

                           R. Michael Jackson Attorney at Law
                           165 S. Union Blvd., Suite 705
                           Lakewood, CO 80228
                           Facsimile: (303) 986-5191

         The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

         7.3 Entire Agreement. This Agreement, together with the schedules and exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement, or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

         7.4 Survival of Representations. All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a Party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any Party hereto, notwithstanding that such Party knew or should have known at the time of Closing that such right or remedy existed.

         7.5 Incorporated by Reference. All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

         7.6 Remedies Cumulative. No remedy herein conferred upon any Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         7.7 Execution of Additional Documents. Each Party hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         7.8 Finders' and Related Fees. Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said Party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

         7.9 Governing Law. This Agreement has been negotiated and executed in the State of Florida and shall be construed and enforced in accordance with the laws of such state.

         7.10 Forum. Each of the Parties hereto agrees that any action or suit which may be brought by any Party hereto against any other Party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, Florida.

         7.11 Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to arbitration, the prevailing Party shall be reimbursed by the nonprevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

         7.12 Binding Effect and Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

         7.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written hereinabove.

"Fransaction"                                     "Target Company"

Fransaction, Inc.,                                The Halls of Hip Hop, Inc.,
a Florida corporation                             a Delaware corporation


-------------------------------                   ------------------------------
By: Christopher M. Swartz                         By: Brian Peters
Its: President                                    Its: President



"UFSY"                                            "Shareholders"

Ultimate Franchise Systems, Inc.,
a Nevada corporation                              ------------------------------
                                                  Brian Peters, an individual


-------------------------------                   ------------------------------
By: Christopher M. Swartz                         George Freedman, an individual
Its: President

                                                            Exhibit A

                                                       Target Shareholders
                           (All Share Numbers are After Giving Effect to 5-for-1 Forward Stock Split)




                                        No. of Fransaction    No. of Fransaction     No. of Control     No. of Consultant
                      No. of Target      Common Shares to     Series B Shares to      Shares to be       Warrants to be
Name                     Shares             be Received           be Received           Received            Received
----------------   ------------------   -------------------   ------------------   ------------------  ------------------
Brian Peters           25,000,000            3,750,000              150,000            18,750,000           3,750,000
George Freedman        25,000,000            3,750,000              150,000            18,750,000           3,750,000

                                    Exhibit B

                       Series B Certificate of Designation

                                    Exhibit C

                       Series A Certificate of Designation

                                    Exhibit D

                       Target Company Financial Statements

                                    Exhibit E

                            Target Company Contracts

                                    Exhibit F

                   Post-Closing Capitalization of Fransaction
   (All Share Numbers are After Giving Effect to 5-for-1 Forward Stock Split)


Name                                                                 Shares
---------------------------------------------------           -----------------

Shares of Fransaction outstanding (approximately)                  68,586,640

Fransaction common stock to be cancelled                           (3,175,000)

Fransaction common stock to be issued pursuant to
Section 5.1.1(i)                                                    12,588,840

Fransaction Common Shares to be issued to
Shareholders                                                         7,500,000
                                                              -----------------
Subtotal:  Shares Issued and Outstanding                            85,500,480

Consultant Warrants Outstanding                                     15,000,000

Other Warrants and Options Outstanding                                      -0-

Common Stock Upon Conversion of Fransaction
Series A Shares                                                     23,318,313

Common Stock Upon Conversion of Fransaction
Series B Shares                                                     46,636,625
                                                              -----------------

Total:  Fully Diluted Capitalization                               170,455,418
                                                              =================

                                    Exhibit G

                        Fransaction Officers Certificate

                                    Exhibit H

                            Assumption of Liabilities

                                    Exhibit I

                                  Bill of Sale

                                    Exhibit J

                       Target Company Officers Certificate

                                    Exhibit K

                                    Amendment

                                    Exhibit L

                       Fransaction Officers and Directors


              Existing Fransaction Officers and Directors Resigning
--------------------------------------------------------------------------------

Name                                         Position
-------------------------------              -----------------------------------
Christopher M. Swartz                        Director, President, Secretary, and
                                             Chief Financial Officer

Eric Swartz                                  Director

Harold Kestenbaum                            Director



                New Fransaction Officers and Directors Appointed
--------------------------------------------------------------------------------

Name                                         Position
-------------------------------              -----------------------------------
Brian Peters                                 Director, President

Robert Palmer                                Secretary

Jamar McNeil                                 Treasurer

Clyde Culp, III                              Chairman of the Board of Directors

Harold Kestenbaum                            Director

                                 Schedule 1.3.5

                               Parties to Receive
                                  Escrow Shares
                      (After Giving Effect to Stock Split)


Name                                                       # of Shares
-------------------------------                      ------------------------
Brian Peters                                              2,973,409.375

George Freedman                                           2,973,409.375

Robert Palmer                                                166,670

L. Bennett Berg 166,665

Clyde E. Culp, III                                           166,665

                                Schedule 5.1.1(i)

                            Fransaction Shareholders
                          to Receive 12,588,840 shares
                      (After Giving Effect to Stock Split)


Name                                                 No. of Fransaction Shares
--------------------------------------------         -------------------------

Thomas E. Metzger                                    893,561

Robert Palmer                                        7,133,060

L. Bennett Berg and Catherine B. Berg, TTEE          1,683,318

Clyde E. Culp, III                                   1,826,828

Gary Palmer                                          1,052,073

     Total                                           12,588,840